FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): October 25, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on October 25, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.41)  October 25, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  November 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.41)          October 25, 2001 - Information on Distribution to
                                           Certificateholders




         October 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.41
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    38,937,157      6.75534110%     1,221,044      219,195      1,440,239      37,716,114
               A-II   25,587,646      7.43294190%       600,608      158,493        759,101      24,987,038
               A-III  18,767,814      6.77191150%       890,230      105,912        996,142      17,877,584
               A-IV   11,721,328      7.21325820%       256,799       70,457        327,257      11,464,529
               A-V    11,994,897      7.49349030%       362,506       74,903        437,409      11,632,391
               B-1     6,316,792      7.02866364%        58,559       36,999         95,558       6,258,233
               B-2     3,158,351      7.02866364%        29,279       18,499         47,778       3,129,072
               B-3     1,895,046      7.02866364%        17,568       11,100         28,667       1,877,479
               B-4     2,274,002      7.02866364%        21,081       13,319         34,400       2,252,921
               B-5     1,389,653      7.02866364%        12,883        8,140         21,022       1,376,771
               B-6     1,897,733      7.02866364%        17,592       11,115         28,708       1,880,141
               R-1             0      6.96428350%             0            0              0            0.00
               R-2             0      6.96428350%             0            0              0            0.00

                     123,940,421                      3,488,149      728,132      4,216,281     120,452,272

